                                                                    EXHIBIT 10.1


                            IDEXX LABORATORIES, INC.

                            1997 DIRECTOR OPTION PLAN

                             (AS OF APRIL 17, 1997)

        1.     Purpose
               -------

               The purpose of this 1997 Director Option Plan (the "Plan") of IDEXX Laboratories, Inc. (the "Company") is to encourage ownership in the Company by outside directors of the Company whose continued services are considered essential to the Company's future progress and to provide them with a further incentive to remain as directors of the Company.

        2.     Administration
               --------------

               The Board of Directors shall supervise and administer the Plan. Grants of stock options under the Plan and the amount and nature of the awards to be granted shall be automatic in accordance with Section 5. However, all questions of interpretation of the Plan or of any options issued under it shall be determined by the Board of Directors and such determination shall be final and binding upon all persons having an interest in the Plan.

        3.     Participation in the Plan
               -------------------------

               Directors of the Company who are not employees of the Company or any subsidiary of the Company shall be eligible to participate in the Plan.

        4.     Stock Subject to the Plan
               -------------------------

               (a) The maximum number of shares which may be issued under the Plan shall be 300,000 shares of the Company's Common Stock, par value $.10 per share ("Common Stock"), subject to adjustment as provided in Section 8 of the Plan.

               (b) If any outstanding option under the Plan for any reason expires or is terminated without having been exercised in full, the shares allocable to the unexercised portion of such option shall again become available for grant pursuant to the Plan.

               (c) All options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended to date and as it may be amended from time to time (the "Code").


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        5.     Terms, Conditions and Form of Options
               -------------------------------------

               Each option granted under the Plan shall be evidenced by a written agreement in such form as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

               (a) OPTION GRANT DATES AND SHARES SUBJECT TO OPTION. Upon the date of the annual meeting of the stockholders of the Company at which the Plan is approved and adopted and at each subsequent annual meeting thereafter, the Company shall grant to each eligible director continuing in office after, or elected at, such meeting an option exercisable for 6,500 shares of Common Stock. In addition, in the case of any eligible director who is elected other than at an annual meeting, the Company shall grant to such director upon his election an option exercisable for a number of shares (up to 6,500) which shall be pro rated based on the anticipated period of service of such director prior to the next annual meeting.

               (b) OPTION EXERCISE PRICE. The option exercise price per share for each option granted under the Plan shall equal (i) the last reported sales price per share of the Company's Common Stock on the Nasdaq National Market System (or, if the Company is traded on a nationally recognized securities exchange on the date of grant, the reported closing sales price per share of the Company's Common Stock by such exchange) on the date of grant (or if no such price is reported on such date such price as reported on the nearest preceding day) or (ii) if the Common Stock is not traded on Nasdaq nor any exchange, the fair market value per share on the date of grant as determined by the Board of Directors.

               (c) LIMITED TRANSFERABILITY. Each option granted under the Plan by its terms shall not be transferable by the optionee otherwise than (i) by will, or by the laws of descent and distribution, or (ii) with the approval of the Board of Directors, by gift to (A) one or more members of the optionee's family or trusts for their benefit, or (B) to one or more charitable organizations. Except as the Board of Directors may otherwise determine, no option or interest therein may be transferred, assigned, pledged or hypothecated by the optionee during his lifetime, whether by operation of law or otherwise, or by made subject to execution, attachment or similar process.

               (d) EXERCISE PERIOD. Each option may be exercised on or after the first anniversary of the date of grant of such option or, if earlier, on the date of the next annual meeting, provided that, subject to the provisions of
Section 5(e), no option may be exercised more than 90 days after the optionee ceases to serve as a director of the Company and, in such case, such option may only be exercised to the extent it was exercisable at the time of such cessation of service. No option shall be exercisable after the expiration of ten years from the date of grant.

               (e) EXERCISE PERIOD UPON DISABILITY OR DEATH. Notwithstanding the provisions of Section 5(d), any option granted under the Plan may be exercised, to the extent then exercisable, by an optionee (or permitted transferee of an optionee) if such optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while acting as a director of the Company, or may be exercised, to the extent then exercisable, upon the death of


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such optionee while a director of the Company by the person to whom it is transferred by will, by the laws of descent and distribution, by gift pursuant to Section 5(c), or by written notice filed pursuant to Section 5(g), in each case within the period of one year after the date the optionee ceases to be such a director by reason of such disability or death; provided that, no option shall be exercisable after the expiration of ten years from the date of grant.

               (f) EXERCISE PROCEDURE. Options may be exercised only by written notice to the Company at its principal office accompanied by (i) payment in cash or by certified or by bank check of the full consideration for the shares as to which they are exercised, (ii) delivery of outstanding shares of the Company's Common Stock (which, in the case of shares acquired from the Company, have been outstanding for at least six months) having a fair market value on the last business day preceding the date of exercise equal to the option exercise price, or (iii) an irrevocable undertaking by a broker (who is a member of the New York Stock Exchange) to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a broker (who is a member of the New York Stock Exchange) to deliver promptly to the Company cash or a check sufficient to pay the exercise price.

               (g) EXERCISE BY REPRESENTATIVE FOLLOWING DEATH OF DIRECTOR. A director, by written notice to the Company, may designate one or more persons (and from time to time change such designation) including his legal representative, who, by reason of the director's death, shall acquire the right to exercise all or a portion of the option. If the person or persons so designated wish to exercise any portion of the option, they must do so within the term of the option as provided herein. Any exercise by a representative shall be subject to the provisions of the Plan.

        6.     Time for Granting Options
               -------------------------

               All options for shares subject to the Plan shall be granted, if at all, not later than the fifth annual meeting of stockholders after the approval of the Plan by the Company's stockholders. Options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

        7.     Limitation of Rights
               --------------------

               (a) NO RIGHT TO CONTINUE AS A DIRECTOR. Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a director for any period of time.

               (b) NO STOCKHOLDERS' RIGHTS FOR OPTIONS. An optionee shall have no rights as a stockholder with respect to the shares covered by his options until the date of the issuance to him of a stock certificate therefor, and no adjustment will be made for dividends or other rights (except as provided in Section 8) for which the record date is prior to the date such certificate is issued.

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               (c) COMPLIANCE WITH SECURITIES LAWS. Each option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon Nasdaq or any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

        8.     Changes in Common Stock.
               ------------------------

               (a) If the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment will be made in (i) the maximum number and kind of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to then outstanding options under the Plan and (iii) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. No fractional shares will be issued under the Plan on account of any such adjustments.

               (b) In the event that the Company is merged or consolidated into or with another corporation (in which consolidation or merger the stockholders of the Company receive distribution of cash or securities of another issuer as a result thereof), or in the event that all or substantially all of the assets of the Company are acquired by any other person or entity, or in the event of a reorganization or liquidation of the Company, the Board of Directors of the Company or the board of directors of any corporation assuming the obligations of the Company, shall, as to outstanding options, either (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or successor corporation (or an affiliate thereof), or (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such merger, consolidation, acquisition, reorganization or liquidations unless exercised by the optionee within a specified number of days following the date of such notice.

        9.     Amendment of the Plan
               ---------------------

               The Board of Directors may suspend or discontinue the Plan or review or amend it in any respect whatsoever; provided, however, that without approval of the stockholders of the Company no revision or amendment shall change the number of shares subject to the Plan (except as provided in Section
8), change the designation of the class of directors eligible to


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receive options, increase the number of shares covered by option grants, or otherwise materially increase the benefits accruing to participants under the Plan.

        10.    Notice
               ------

               Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Treasurer of the Company and shall become effective when it is received.

        11.    Governing Law
               -------------

               The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.

         Approved by the Board of Directors on April 17, 1997

         Approved by the Stockholders on May 21, 1997

                            IDEXX LABORATORIES, INC.

                            1997 DIRECTOR OPTION PLAN

                      NON-STATUTORY STOCK OPTION AGREEMENT


     1.    GRANT OF OPTION. IDEXX Laboratories, Inc., a Delaware corporation
(the "Company"), hereby grants to                        (the "Optionee") an
option, pursuant to the Company's 1997 Director Option Plan (the "Plan"), to
purchase an aggregate of            shares of Common Stock ("Common Stock") of
the Company at a price of $        per share, purchasable as set forth in, and
subject to the terms and conditions of, this option and the Plan. Except where the context otherwise requires, the term "Company" shall include the parent and all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code").

     2. NON-STATUTORY STOCK OPTION. This option is a non-statutory option and is not intended to qualify as an incentive stock option under Section 422 of the Code.

     3.    EXERCISE OF OPTION AND PROVISIONS FOR TERMINATION.

           (a) VESTING. Except as otherwise provided in this Agreement, this option may be exercised (a) from and after the first anniversary of the date of grant or, if earlier, the date of the next annual meeting of the Company's stockholders after the date of grant, and (b) prior to the tenth anniversary of the date of grant (hereinafter the "Expiration Date"). This option may not be exercised at any time on or after the Expiration Date.

           (b) EXERCISE PROCEDURE; PAYMENT OF PURCHASE PRICE. Subject to the conditions set forth in this Agreement, this option shall be exercised by the Optionee's delivery of written notice of exercise to the Treasurer of the Company specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by (i) payment in cash or by certified or bank check for the full consideration for the shares as to which it is exercised, (ii) delivery of outstanding shares of the Company's Common Stock (which, in the case of shares acquired from the Company, have been outstanding for at least six months) having a fair market value on the last business day preceding the date of exercise equal to the option exercise price, or (iii) an irrevocable undertaking by a broker (who is a member of the New York Stock Exchange) to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a broker (who is a member of the New York Stock Exchange) to deliver promptly to the Company cash or a check sufficient to pay the exercise price. Such exercise shall be effective upon receipt by the Treasurer of the Company of such written notice together with the required payment. The Optionee may purchase fewer than the total number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share of for fewer than ten whole shares.


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           (c)   CONTINUOUS SERVICE AS A DIRECTOR OF THE COMPANY REQUIRED.
Except as otherwise provided in this Section 3, this option may not be exercised unless the Optionee, at the time he exercises this option, is, and has been at all times since the date of grant of this Option, a director of the Company.

           (d) TERMINATION OF RELATIONSHIP WITH THE COMPANY. If the Optionee ceases to be a director of the Company for any reason, then the right to exercise this option shall terminate 90 days after such cessation (but in no event on or after the Expiration Date), PROVIDED THAT this option shall be exercisable only if the Optionee was entitled to exercise this option on the date of such cessation.

           (e) EXERCISE PERIOD UPON DEATH OR DISABILITY. If the Optionee dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while he is a director, this option shall be exercisable within the period of one year following the date of death or disability of the Optionee (but in no event on or after the Expiration Date) by the Optionee or by the person to whom this option is transferred by will, by the laws of descent and distribution, by written notice filed pursuant to Section 3(f) of this Agreement, or by any person to whom this option or a portion hereof has been transferred in accordance with the terms of the Plan, PROVIDED THAT this option shall be exercisable only if this option was exercisable by the Optionee on the date of his or her death or disability. Except as otherwise indicated by the context, the term "Optionee", as used in this option, shall be deemed to include the estate of the Optionee or any person who acquires the right to exercise this option by bequest or inheritance or otherwise by reason of the death of the Optionee.

           (f) DESIGNATION OF BENEFICIARY. The Optionee, by written notice to the Company, may designate one or more persons (and from time to time change such designation) including his legal representative, who, by reason of the director's death, shall acquire the right to exercise all or a portion of this option in accordance with the provisions of Section 3(e) of this Agreement.

     4.    DELIVERY OF SHARES; COMPLIANCE WITH SECURITIES LAW, ETC.

           (a) GENERAL. The Company shall, upon payment of the option price for the number of shares purchased and paid for, make prompt delivery of such shares to the Optionee, provided that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action.

           (b) LISTING, QUALIFICATIONS, ETC. This option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject hereto upon Nasdaq or any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction or any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares hereunder, this option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, disclosure, or satisfaction of such other condition shall have been effected or obtained on terms acceptable to the Board of Directors. Nothing herein shall be


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
deemed to require the Company to apply for, effect or obtain such listing, registration, qualification, or disclosure or satisfy such other condition.

     5.    LIMITED TRANSFERABILITY OF OPTION. Except as provided in Section
3(e) and 3(f) of this Agreement and as permitted pursuant to Section 5(c) of the Plan, this option is personal and no rights or benefits granted hereunder may be transferred, assigned, pledged or hypothecate in any way (whether by option of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall, at the election of the Company, become null and void.

     6.    LIMITATION OF RIGHTS.

           (a) NO RIGHT TO CONTINUE AS A DIRECTOR. Neither this Agreement nor any other action taken pursuant to this Agreement shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain the Optionee for any period of time.

           (b) NO STOCKHOLDERS' RIGHTS FOR OPTIONS. The Optionee shall have no rights as a stockholder with respect to the shares covered by this option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of the issuance to him of a stock certificate thereof. No adjustment shall be made for dividends or other rights (except as provided in Section 7 of this Agreement) for which the record date is prior to the date such stock certificate is issued.

     7.    CHANGES IN COMMON STOCK.

           (a) If the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment will be made in (i) the maximum number and kind of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to then outstanding options under the Plan and (iii) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. No fractional shares will be issued under the Plan on account of any such adjustments.

           (b) In the event that the Company is merged or consolidated into or with another corporation (in which consolidation or merger the stockholders of the Company receive distributions of cash or securities of another issuer as a result thereof), or in the event that all or substantially all of the assets of the Company are acquired by any other person or entity, or in the event of a reorganization or liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, shall, as to outstanding options, either (i) provide that such options shall be assumed, or equivalent options


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shall be substituted, by the acquiring or successor corporation (or an affiliate thereof), or (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such merger, consolidation, acquisition, reorganization or liquidation unless exercised by the Optionee within a specified number of days following the date of such notice.

     8. WITHHOLDING TAXES. The Company's obligation to deliver shares upon the exercise of this option shall be subject to the Optionee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

     9.    MISCELLANEOUS.

           (a) AMENDMENT. Except as provided herein, this option may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Optionee.

           (b) NOTICE. Any notice to the Company required under this option shall be addressed to the Treasurer of the Company and shall become effective when it is received. All notices under this option shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.

           (c) GOVERNING LAW. This option shall be governed by and construed in accordance with the laws of the State of Delaware.

Date of Grant:_________________                IDEXX LABORATORIES, INC.



                                               By:  ___________________________
                                                    David E. Shaw

                                               Title:     Chairman and Chief
                                                          Executive Officer

                                               Address:   One IDEXX Drive
                                                          Westbrook, ME  04092


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                              OPTIONEE'S ACCEPTANCE

         The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Company's 1997 Director Option Plan.

                                                OPTIONEE



                                                _______________________________
                                                ________________________


                                                ADDRESS: ___________________

                                                         ___________________